UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2010 (September 17, 2010)

JUMA TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

154 Toledo Street
Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.’s actual results to differ from management’s current expectations are contained in Juma Technology Corp.’s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On September 17, 2010, the Company entered into a letter of intent (the “Letter of Intent”) with ConvergeOne Holdings Corp (“Converge”)  Under the terms of the Letter of Intent,  Converge, through a subsidiary (the “Purchaser”), will acquire from the Company the assets of the Company’s solutions and maintenance business, free and clear of liens and encumbrances.  The base purchase price is $800,000 in cash to be paid at closing; a twelve-month earn-out and bonus, if and as earned, are also part of the purchase price.

The transaction, which is subject to a complete due diligence, the execution of a definitive acquisition agreement and the satisfaction of closing conditions, is expected to close in the fourth quarter of 2010. There is no assurance that the previously described asset acquisition will be consummated.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: September 23, 2010